Exhibit 99.1




                        Rush Financial Technologies, Inc.
               Files Registration Statement for Secondary Offering


DALLAS, TEXAS (May 6, 2004) - Rush Financial Technologies, Inc. ("RSHF.OB"), dba RushTrade(R) Group, today announced that it has filed a registration statement with the Securities and Exchange Commission ("SEC") for a secondary offering of up to 10,000,000 shares of its common stock (excluding shares which may be sold pursuant to the Placement Agent's over-allotment option). The offering will be led and managed by Placement Agent, Invest Linc Securities, LLC of Chicago, Illinois. All shares being offered will be sold by Rush Financial Technologies, Inc.

The registration statement on Form SB-2 relating to these securities has been filed with the SEC, but is not yet effective. These securities may not be sold nor may offers be accepted prior to the time that the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities. There shall not be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Mr. D. M. "Rusty" Moore, Jr., Chairman and CEO, stated that the offering is expected to be priced at a discount to market value. Among the factors considered in the pricing of the offering will be prevailing market conditions, current market price and volume, results of operations in recent periods, the market capitalizations and stages of development of comparable companies, and estimates of the Company's business potential and present state of development.

About Rush Financial Technologies, Inc.

Rush Financial Technologies, Inc. operates through two primary subsidiaries:

RushGroup Technologies, Inc. ("RushGroup"), the Company's financial technology development subsidiary, develops and operates proprietary, real-time portfolio management software products, order management systems, direct-access trading software applications and a data center. Utilizing a number of proprietary technologies and its Direct Access Routing Technology (DART(TM)), RushGroup offers real-time, market data platforms and Direct Access products to active online investors, semi-professional traders and institutional portfolio managers.

RushTrade Securities, Inc. ("RushTrade"), a wholly-owned subsidiary of the Company and a fully disclosed introducing broker/dealer and member NASD and SIPC, offers securities and online brokerage services to its retail customers utilizing RushGroup's software products. RushTrade customer trades are cleared through, and customer accounts are held at, a third party clearing firm. RushTrade customer accounts are self-directed and RushTrade does not provide advice or make trade recommendations.


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       A copy of the prospectus relating to the offered securities can be obtained when available from Invest Linc Securities, LLC
                         2800 W. Higgins Road, Suite 700
                         Hoffman Estates, Illinois 60195
                             Telephone: 847.843.2800

          This press release includes statements that may constitute "forward-looking" statements, usually containing the word "believe," "estimate," "project," "expect" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in regulatory environments, and other risks detailed in the Company's periodic report filings with the SEC. A discussion of the factors that could cause results to differ materially is included in the Company's Form SB-2 filed with the SEC. By making these forward-looking statements, the Company disclaims any obligation to update these statements for revisions or changes after the date of this release.









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